UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

July 21, 2011
Date of Report (Date of earliest event reported)

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On July 25, 2011, we entered into a Manufacturing Services Agreement dated as of July 19, 2011 with Patheon Pharmaceuticals Inc. (the “Agreement”).  The Agreement provides for Patheon’s non-exclusive manufacture and supply of our 30mg Nexafed™ PSE tablets and for Patheon’s provision of certain validation and stability services.  The Agreement expires on December 31, 2016, subject to automatic two-year renewal periods in the absence of at least 18 months’ prior written notice by either party.  The Agreement may be terminated by either party as a result of the breach or bankruptcy of the other party, and by us as a result of certain supply interruptions or product recalls, or in certain cases if Patheon’s supply price exceeds a specified level.  The Agreement contains representations, warranties and indemnity obligations customary for agreements of this type.  Apart from the Agreement, Patheon has no material relationship within us.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed herewith.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 11, 2011, we filed with the Securities and Exchange Commission a Form 8-K discussing, among other things, that as a result of the retirement of Mr. William Sumner from our Board and Audit Committee, we do not currently satisfy NASDAQ Market Place Rule 5605(c)(2)(A) providing that the Audit Committee of a NASDAQ listed issuer be comprised of at least three independent Board members.  In our July 11, 2011 Form 8-K filing, we also described that we had notified NASDAQ of our non-compliance with such rule.  On July 21, 2011 we received written notice from NASDAQ confirming that we no longer comply with NASDAQ’s audit committee requirements set forth in Listing Rule 5605, and that NASDAQ has granted us a cure period until the earlier of our next annual shareholder’s meeting or July 6, 2012.  We will rely on such cure period pending our Board’s appointment of a successor to our Audit Committee.  Our Board is evaluating filling the vacancy on our Audit Committee with an existing Board member, subject to the Board’s evaluation of such Board member’s independence under applicable NASDAQ and SEC rules.

Item 9.01         Financial Statements and Exhibits.

Exhibit
Number	Description

10.1	Manufacturing Services Agreement dated as of July 19, 2011 between Acura Pharmaceuticals, Inc., and Patheon Pharmaceuticals Inc.*

*  Certain information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential Agreement has been requested with respect to the omitted portion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:    July 25, 2011

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Manufacturing Services Agreement dated as of July 19, 2011 between Acura Pharmaceuticals, Inc., and Patheon Pharmaceuticals Inc.*

*  Certain information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential Agreement has been requested with respect to the omitted portion.